INDEX TO EXHIBITS


EXHIBIT NAME                                                    EXHIBIT NUMBER
Index to Exhibits (Electronic)                                          99.1
Index to Exhibits                                                       99.2
Promissory Note from the Company to Swan in the amount of               4(x)
  $5,690,000 dated March 26, 1999
Statement  of  computation  of  net  income  (loss)  per
  common share.                                                         11
Letter  dated  March 22, 1991  from  Deloitte  &  Touche
  regarding  a change in the method of applying accounting
  principles or practices by Company.+                                  18
Subsidiaries of Company.                                                21
Consent of James Moore & Co. , P.L.                                     23
  Consent of Deloitte & Touche LLP
Financial Data Schedule.                                                27

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                              INDEX TO EXHIBITS
                                                                                 Sequentially
Exhibit                                                                            Numbered
Number                  Exhibits                                                     Page
--------                -------------------------------------------------------- ------------
 2(a)                   Purchase Agreement dated November  6,  1985,  among  the
                        Company,  its  utility  subsidiaries  and  Topeka  Group
                        Incorporated, including as exhibits  thereto the form of
                        Deltona  Warrant, the form of Utility Subsidiary Warrant
                        and the form of Security Agreement. Incorporated  herein
                        by reference to Exhibit 2(a) to the  Company's Quarterly
                        Report on Form 10-Q for the quarter ended September 30,
                        1985.

 2(b) Stock Redemption and Stock Purchase Agreement dated November 8, 1985, by and among the Company, its utility subsidiaries and Topeka Group Incorporated, including as an exhibit the specimen Articles of Amendment of Deltona Utilities, Inc. Incorporated herein by reference to
                        Exhibit 2(b) to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1985.

 2(c) Agreement dated November 17, 1987 modifying the November 6, 1985 Purchase Agreement among the Company, its utility subsidiaries and Topeka Group, Incorporated, including as an exhibit thereto a specimen Amended Stock Redemption and Stock Purchase Agreement by and among the Company, its utility subsidiaries and Topeka Group, Incorporated.*

 2(d) Letter to American Stock Transfer to Transfer 6,809,338 shares of common stock to Yasawa Holding N.V.

 3(a) Restated Certificate of Incorporation and Certificate of Designation, Preferences and Rights relating to the Series A Cumulative Preferred Stock of the Company.*

 3(b)                   By-laws of the Company. ++

 4(a) Fifth Amended and Restated Credit and Security Agreement dated as of March 25, 1987, between the Company, certain subsidiaries of the Company, Citibank, N.A., and certain other banks. Incorporated herein by reference to Exhibit 4(a) to the Company's Quarterly Report on Form 10-Q for the quarter ended March 27, 1987.

 4(b) Modification Agreement, dated June 30, 1988, to Exhibit 4(b). Incorporated by reference to Exhibit4 to Company's Quarterly Report on Form 10-Q for the quarter ended June 24, 1988.

 4(C)                   Extension of Maturity Date,  dated January 30, 1989,  to
                        Exhibit 4(b).***

 4(d)                   Extension of Maturity Date,  dated January 31, 1990,  to
                        Exhibit 4(b).****

 4(e) Conveyance Agreement between the Company, certain subsidiaries of the Company, Citibank, N.A., and certain other banks. Incorporated herein by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 27, 1991.

 4(f) Sixth Amended and Restated Credit and Security Agreement dated as of June 18, 1992, between the Company, certain subsidiaries of the Company, Citibank, N.A., and certain other banks, including therewith the Receivables Sharing Agreement and the form of Warrant issued to the banks.++

 4(g) Option granted to Selex Sittard B.V., dated June 19, 1992. Incorporated by reference to Exhibit4 to Company's Quarterly Report on Form 10-Q for the quarter ended June 26, 1992.

 4(h) Waiver and Relinquishment by Selex Sittard B.V., dated September 14, 1992, as to certain shares under option pursuant to that Option granted Selex Sittard B.V. on June 19, 1992. Incorporated by reference to Exhibit 4 to Company's Quarterly Report on Form 10-Q for the quarter ended September 25, 1992.

 4(i) Seventh Amendment to Credit and Security Agreement dated December 2, 1992 by and among Yasawa Holdings, N.V., the Company and certain subsidiaries of the Company. +++

 4(j) Warrant Exercise and Debt Reduction Agreement dated December 2, 1992 by and between the Company and Yasawa Holdings, N.V. +++

 4(k) Loan Agreement dated April 30, 1993 between the Company and Selex International, B.V., including therewith the Mortgage and Note entered into pursuant thereto. Incorporated herein by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 26, 1993.

 4(l) Loan Agreement dated July 14, 1993 between the Company and Selex International B.V, including therewith the Mortgage and Note entered into pursuant thereto. Incorporated herein by reference to Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q dated June 25, 1993.

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                              INDEX TO EXHIBITS
                                                                                 Sequentially
Exhibit                                                                            Numbered
Number                  Exhibits                                                     Page
--------                -------------------------------------------------------- ------------
4(m)                    First,  Second,  Third,  Fourth and Fifth  Amendments to
                        Loan   Agreement   dated  July  14,  1993   between  the
                        Registrant and Selex International,  B.V.,  Incorporated
                        herein by  reference  to  Exhibit 4 to the  Registrant's
                        Report on Form 8-K dated February 17, 1994.

4(n)                    Eighth   Amendment  and  Consolidation  of  Credit   and
                        Security Agreement between the Company and Yasawa dated November 13, 1997.++++

4(o) Renewal Promissory Note from the Company to Yasawa in the amount of $6,692,732 dated November 13, 1997.++++

4(p)                    Consolidated   Mortgage   Modification   and    Spreader
                        Agreement between the Company and Yasawa dated November 13, 1997.++++

4(q) Partial Release of Mortgage and Financing Statement from the Company to Yasawa dated November 13, 1997.++++

4(r)                    Satisfaction  of  Mortgage   dated   November  13,  1997
                        from Selex International, B.V. for Selex I loan.++++

4(s) Satisfaction of Mortgage dated November 13, 1997 from Selex international, B.V. for Selex II loan.++++

4(t)                    General  Release  from  Selex  International, B.V. dated
                        November 13, 1997.++++

4(u) Renewal Promissory Note from the Company to Scafholding, B.V. in the amount of $2,293,950 dated November 13, 1997
                        ++++

4(v) Satisfaction of Mortgage dated January 28, 1998, effective December 30, 1997 , of the Mortgage given by the Company to the Division of Florida Land Sales, Condominiums and Mobile Homes.++++

4(w) UCC3 effective December 30, 1997 from the Division of Florida Land Sales, Condominiums and Mobile Homes releasing its lien on the Company's contracts receivable.++++

4(x) Promissory Note from the Company to Swan in the amount of $5,690,000 dated March 26, 1999.+++++

10(a) Employment Agreement dated June 15, 1992 between the Company and Earle D. Cortright, Jr.++

10(b) Employment Agreement dated November 1, 1988 between the Company and Michelle R. Garbis.**

10(c) Agreement dated June 15, 1992 extending the Employment Agreement dated November 1, 1988,as amended, between the Company and Michelle R. Garbis.++

10(d) Employment Agreement dated February 28, 1992 between the Company and David M. Harden and amendment thereto dated June 15, 1992.++

10(e) Employment Agreement dated June 15, 1992 between the Company and Sharon J. Hummerhielm. ++

10(f) Employment Agreement dated June 15, 1992 between the Company and Charles W. Israel.++

10(g) Letter Agreement dated October 26, 1988 between the Company and Stephen J. Diamond. **

10(h)                   1982  Employees'  Incentive  Stock  Option  Plan.
                        Incorporated  herein  by  reference  to  Exhibit 4(g) to
                        Company's   Registration   Statement   on   Form    S-8,
                        registration number 2-78904.

10(i) Annual Executive Bonus Plan adopted by the Company on November 13, 1986. Incorporated herein by reference to Exhibit 10(x) to the Company's Annual Report on Form 10-K for the year ended December 26, 1986.

10(j) 1987 Stock Incentive Plan adopted by the Company on November 13, 1986, subject to the approval of the Company's stockholders. Incorporated herein by reference to Exhibit 10(y) to the Company's Annual Report on Form 10-K for the year ended December 26, 1986.

10(k) Resolution of the Board of Directors of Company adopted February 25, 1987 amending the 1982 Employees' Incentive Stock Option Plan. Incorporated herein by reference to
                        Exhibit 10(d) to the Company's Annual Report on Form 10K for the year ended December 26, 1986.

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                           INDEX TO EXHIBITS
                                                                                 Sequentially
Exhibit                                                                            Numbered
Number                  Exhibits                                                     Page
--------                -------------------------------------------------------- ------------
10(l)                   Amendment to  Annual Executive Bonus Plan, as adopted by
                        the Company on October 20, 1988.**

10(m) Amendment to 1987 Stock Incentive Plan, as adopted by the Company on October 20, 1988.**

10(n) Settlement Agreement, made and entered into by and between the National Audubon Society, Collier County Conservancy,

                        Florida Audubon Society, Environmental Defense Fund, Florida Division of the Izaak Walton League, Department of Environmental Regulation of the State of Florida, the Board of Trustees of the Internal Improvement Trust Fund, the Department of Veteran and Community Affairs of the State of Florida, the South Florida Water Management District and Company dated July 20, 1982, and Agreement of Exchange executed pursuant thereto, dated March 24, 1984. Incorporated herein by reference to Exhibit 10(C) to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1984.

10(o) Agreement, retroactive to June 19, 1992, amending the Employment Agreement dated June 15, 1992 between the Company and Earle D. Cortright, Jr. Incorporated herein by reference to Exhibit 10(o) to the Company's Annual Report on Form 10-Kfor the year ended December 31, 1993.

10(p) Employment Agreement, effective July 15, 1992, between the Company and Joseph Mancilla, Jr. Incorporated herein by reference to Exhibit 10(p) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993.

10(q) Sale, Purchase, Repurchase and Servicing Agreement dated October 7,1988 between the Company and Morsemere Federal Savings Bank.**

10(r) Agreement dated February 27, 1989 between Company and Oxford Finance Companies, Inc.***

10(s) Agreement dated February 7, 1990 between Company and Oxford Finance Companies, Inc.****

10(t) Promissory Note dated October 12, 1990 from the Company to Empire of Carolina, Inc.+

10(u) Settlement Agreement dated November 6, 1989 between Company and Topeka Group Incorporated. Incorporated herein by reference to Exhibit 10 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 29, 1989.

10(v) Loan and Escrow Agreement dated June 15, 1992 between Company and Selex Sittard B.V., including therewith the Mortgage and Note entered into pursuant thereto.++

10(w) Agreement dated June 12, 1992 between Company and The Oxford Finance Companies, Inc., including therewith the Collateral Trust Agreement entered into pursuant thereto.++

10(x) The 1992 Deltona Consent Order, dated June 17, 1992, between Company and the State of Florida, Department of Business Regulation, Division of Florida Land Sales,
                        Condominiums   and   Mobile   Homes  (the  "Division"),
                        including therewith the Escrow Agreement entered into pursuant thereto.++

10(y) The St. Augustine Shores Restated Consent Order, dated June 17, 1992, between Company and the Division.++

10(z) The Consent Order, dated June 15, 1992, between Company and the Division pertaining to ad valorem taxes on real estate.++

10(aa) Agreement of Purchase and Sale dated December 2, 1992 between the Company and Scafholding, B.V. +++

10(bb)                  Citrus Springs Joint Venture Agreement dated December 2,
                        1992  between  the   Company  and   Citony   Development
                        Corporation.+++

10(cc) Agreement of Purchase and Sales dated December 2, 1992 between the Company, Margolf Investments, Inc. and Five Points Title Service Co., Inc., as Escrow Agent. +++

10(dd) Lease Agreement dated December 2, 1992 between Margolf as Landlord and the Company as Tenant. +++

10(ee) Loan Agreement dated December 2,1992 between Scafholding B.V. and the Company. +++

10(ff) Employment Agreement, effective March 15, 1993, between the Company and Bruce M. Weiner. Incorporated herein by reference to Exhibit 10(ff) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993

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                           INDEX TO EXHIBITS
                                                                                 Sequentially
Exhibit                                                                            Numbered
Number                  Exhibits                                                     Page
--------                -------------------------------------------------------- ------------
10(gg)                  Agreement dated March 10, 1993  between  the Company and
                        Charles Lichtigman concerning the sale of contracts and
                        mortgages receivable.  Incorporated herein by reference
                        to Exhibit 10 to the Company's Quarterly Report on Form
                        10-Q for the quarter ended March 26, 1993.

10(hh) Agreement for Purchase and Sale of Land in St. Johns County, Florida dated March 8, 1994. Incorporated herein by reference to Exhibit 10 to the Registrant's Report on Form 8-K dated February 17, 1994.

10(ii) Agreement of Purchase and Sale between the Company and Swan Development Corporation concerning the sale of all remaining inventory in St. Augustine Shores Subdivision dated November 13, 1997.++++

10(jj) Agreement between the Company and Swan Development Corporation concerning the St. Augustine Shores Exchange program dated November 13, 1997.++++

10(ll) Lot Exchange Trust Agreement between the Company, Five Points Title Services Company, Inc and the Division of Florida Land Sales, Condominiums and Mobile Homes dated November 13, 1997.++++

10(mm) Letter from the Division of Florida Land Sales, Condominiums and Mobile Homes dated December 30, 1997 approving the sale of St. Augustine Shores to Swan Development Corporation.++++

10(nn) Letter from the Division of Florida Land Sales, Condominiums and Mobile Homes dated December 30, 1997 approving the material change for the sale of common stock, sale of receivables, Lot Exchange Trust Agreement and release of lien.++++

11 Statement of computation of net income (loss) per common share.

18 Letter dated March 22, 1991 from Deloitte & Touche regarding a change in the method of applying accounting principles or practices by Company.+

21                      Subsidiaries of Company.

23                      Consent of James Moore & Co. , P.L.
                        Consent of Deloitte & Touche LLP

27                      Financial Data Schedule.

--------------------------
* Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended
                        December 25, 1987.

** Incorporated by reference to such exhibit to Company's Quarterly Report on Form 10-Q for the quarter ended September 23, 1988.

*** Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended
                        December 30, 1988.

**** Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended
                        December 29, 1989.

+ Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended
                        December 28, 1990.

++ Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended
                        December 27, 1991.

+++ Incorporated by reference to such exhibit to Company's Report on Form 8-K dated December 2, 1992.

++++ Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended
                        December 31, 1997.

+++++ Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended
                        December 31, 1999.

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